Subsequent Events (FY)	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Note 23: Subsequent Events

The Company evaluated subsequent events through February 28, 2017, the date its consolidated financial statements were issued, and through April 28, 2017, the date its consolidated financial statements were reissued.

In connection with preparing for an initial public offering, the Company’s Board of Directors approved a 1.6331-for-one reverse stock split of the Company’s common stock. The par value per share of common stock and authorized shares of common stock remain unchanged at $0.01 per share and 1 billion shares, respectively. The reverse stock split became effective on April 27, 2017. All common share and per share amounts in the financial statements and notes have been retroactively adjusted to give effect to the reverse stock split, including reclassifying an amount equal to the reduction in aggregate par value of “Common stock” to “Capital in excess of par value.”